EXHIBIT 99



      CERTIFICATION OF CHIEF FINANCIAL OFFICER and CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Report of Fischer-Watt Gold Company, Inc. (the "Company") on Form 10-QSB/A for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Beattie, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George Beattie
---------------------------------
    George Beattie
    President
    Chief Executive Officer

Dated: January 3, 2003